UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      JUNE 11, 2008

NORTEL NETWORKS LIMITED
(Exact name of registrant as specified in its charter)

CANADA	000-30758	62-12-62580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 THE WEST MALL, TORONTO, ONTARIO, CANADA	M9C 5K1
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code      905-863-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On June 11, 2008, Nortel Networks Corporation (“NNC”) issued a press release announcing an investor meeting in Toronto and reconfirming NNC’s full year 2008 outlook.
This press release is attached hereto as Exhibit 99.1 and furnished in accordance with Item 2.02 of Form 8-K.
NNC owns all of the registrant’s common shares and the registrant is NNC’s principal direct operating subsidiary.
Certain statements in this Form 8-K may contain words such as “could”, “expects”, “may”, “anticipates”, “believes”, “intends”, “estimates”, ”targets”, “envisions”, “seeks” and other similar language and are considered forward-looking statements or information under applicable securities legislation. These statements are based on Nortel’s current expectations, estimates, forecasts and projections about the operating environment, economies and markets in which Nortel operates. These statements are subject to important assumptions, risks and uncertainties, which are difficult to predict and the actual outcome may be materially different. Nortel has made various assumptions in the preparation of its financial outlook in this press release, including the following company specific assumptions: no further negative impact to Nortel’s results of operations, financial condition and liquidity arising from Nortel’s restatements of its financial results; increase in sales to Nortel’s enterprise customers and wireless service provider customers in the Asia Pacific region as a result of Nortel’s joint venture with LG Electronics Inc.; improvement in Nortel’s product costs due to favourable supplier pricing, offset by higher costs associated with customer deployments in emerging markets; cost reductions resulting from the 2008 and 2007 restructuring plans; increased employee costs relative to expected cost of living adjustments and employee bonuses; and the effective execution of Nortel’s strategy, including the execution of Nortel’s supply chain strategy and the implementation of its Business Transformation initiatives in 2008. Nortel has also made certain macroeconomic and general industry assumptions in the preparation of its financial guidance including: global service provider capital expenditures in 2008 reflecting low to mid single digit growth as compared to mid to high single digit growth in 2007; global growth rate to remain stable with investments in next generation products and services to exceed declines in purchases of legacy equipment; and a moderate impact as a result of expected industry consolidation among service providers in various geographic regions, particularly in North America and EMEA. The above assumptions, although considered reasonable by Nortel at the date of this press release, may prove to be inaccurate and consequently Nortel’s actual results could differ materially from its expectations set out in this press release.
Further, actual results or events could differ materially from those contemplated in forward-looking statements as a result of the following (i) risks and uncertainties relating to Nortel’s business including: significant competition, competitive pricing practice, cautious capital spending by customers as a result of factors including current economic uncertainties, industry consolidation, rapidly changing technologies, evolving industry standards, frequent new product introductions and short product life cycles, and other trends and industry characteristics affecting the telecommunications industry; any material, adverse affects on Nortel’s performance if its expectations regarding market demand for particular products prove to be wrong; the sufficiency of recently announced restructuring actions; any negative developments associated with Nortel’s suppliers and contract manufacturing agreements including our reliance on certain suppliers for key optical networking solutions components; potential penalties, damages or cancelled customer contracts from failure to meet delivery and installation deadlines and any defects or errors in Nortel’s current or planned products; fluctuations in foreign currency exchange rates; potential higher operational and financial risks associated with Nortel’s efforts to expand internationally; potential additional valuation allowances for all or a portion of Nortel’s deferred tax assets if market conditions deteriorate or future results of operations are less than expected; a failure to protect Nortel’s intellectual property rights, or any adverse judgments or settlements arising out of disputes regarding intellectual property; any negative effect of a failure to maintain integrity of Nortel’s information systems; changes in regulation of the telecommunications industry or other aspects of the industry; any failure to successfully operate or integrate strategic acquisitions, or failure to consummate or succeed with strategic alliances; Nortel’s potential inability to attract or retain the personnel necessary to achieve its business objectives or to maintain an effective risk management strategy; (ii) risks and uncertainties relating to Nortel’s liquidity, financing arrangements and capital including: any inability of Nortel to manage cash flow fluctuations to fund working capital requirements or achieve its business objectives in a timely manner or obtain additional sources of funding; high levels of debt, limitations on Nortel capitalizing on business opportunities because of senior notes covenants, or on obtaining additional secured debt pursuant to the provisions of indentures governing certain of Nortel’s public debt issues; Nortel’s below investment grade credit rating; any increase of restricted cash requirements for Nortel if it is unable to secure alternative support for obligations arising from certain normal course business activities, or any inability of Nortel’s subsidiaries to provide it with sufficient funding; any negative effect to Nortel of the need to make larger defined benefit plans contributions in the future or exposure to customer credit risks or inability of customers to fulfill payment obligations under customer financing arrangements; or any negative impact on Nortel’s ability to make future acquisitions, raise capital, issue debt and retain employees arising from stock price volatility and any declines in the market price of Nortel’s publicly traded securities; and (iii) risks and uncertainties relating to Nortel’s prior restatements and related matters including: any negative impact on Nortel and NNL of such restatements; legal judgments, fines, penalties or settlements related to the ongoing criminal investigations of Nortel in the U.S. and Canada; the significant dilution of Nortel’s existing equity positions resulting from the approval of its class action settlement; or any significant pending or future civil litigation actions not encompassed by Nortel’s class action settlement. For additional information with respect to certain of these and other factors, see Nortel’s Annual Report on Form10-K and other securities filings with the United States Securities and Exchange Commission. Unless otherwise required by applicable securities laws, Nortel disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
          99.1    Press release issued by NNC on June 11, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED
By:	/s/ GORDON A. DAVIES
Gordon A. Davies
Deputy General Counsel and Corporate Secretary

By:	/s/ Anna Ventresca
Anna Ventresca
Assistant Secretary

Dated: June 11, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by NNC on June 11, 2008.